SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20579


                          _______________________


                                 FORM 8-K
                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported) June 1, 1994




                       Doskocil Companies Incorporated
           (Exact name of registrant as specified in its charter)



Delaware                    0-7803                 13-2535513
(State or other           (Commission            (IRS Employer
 jurisdiction of           File Number)       Identification No.)
 incorporation)


2601 Northwest Expressway, Suite 1000W, Oklahoma City, OK 73112
(Address of principal executive offices)               (Zip Code)



                             (405)879-5500
        Registrant's telephone number, including area code:



_________________________________________________________________
(Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Information and Exhibits

     (a)  Financial Statements of Business Acquired.
          The balance sheet of the Frozen Specialty
Foods Division ("Frozen Specialty Foods") of International Multifoods Corporation as of May 31, 1994 and November 27, 1993 and the related statements of operations and cash flows for the six months ended May 31, 1994 and 1993 are attached hereto as
Exhibit 1 and are incorporated herein by reference.

     (b)  Pro Forma Financial Information.
          The following pro forma condensed consolidated statement of operations for the six months ended July 2, 1994, has been prepared assuming the acquisition (the "Acquisition") of Frozen Specialty Foods, which was consummated on June 1, 1994, had been consummated on January 2, 1994. The pro forma condensed consolidated statement of operations for the six months ended July 2, 1994 includes the historical consolidated results of operations of Doskocil Companies Incorporated (the "Company") for the six months ended July 2, 1994 and the historical results of Frozen Specialty Foods for the five months ended May 31, 1994.

          The pro forma combined results of operations are not necessarily indicative of results of operations that would have resulted had the Acquisition actually occurred on January 2, 1994, nor are they necessarily indicative of future results of operations.

     (c)  Exhibits
          (1) Balance Sheet of the Frozen Specialty Foods Business (a unit of the Prepared Foods Division of International Multifoods Corporation) as of May 31, 1994 and November 27, 1993 and the related statements of operations and cash flows for the six months ended May 31, 1994 and 1993.

                      DOSKOCIL COMPANIES INCORPORATED
         PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 (In thousands, except per share amounts)


                                    Historical
                         ____________________________________
                           Doskocil
                          Companies         Frozen Specialty
                          Six months              Foods
                             ended          Five months ended   Pro Forma Adjustments    Pro Forma
                         July 2, 1994         May 31, 1994      Increase     Decrease     Combined
                         ____________       _________________   ________     ________    _________
Net sales                   $322,925              $78,914                                 $401,839

Cost of sales                265,518               56,905                      854(a)      321,569
                            ________              _______                                 ________

     Gross profit             57,407               22,009                                   80,270

Selling expenses              34,831               15,974                                   50,805

General and
  administrative
  expenses                    13,381                1,814                       12(a)       15,183

Amortization of
  intangible assets            3,244                  677          836(b)      677(b)        4,080
                            ________              _______                                 ________

  Operating income             5,951                3,544                                   10,202

Other income (expense):

  Interest and
    financing costs           (8,062)                  (7)       3,600(c)                  (11,669)
                            ________              _______                                 ________
  Other, net                    (312)                 (29)                                    (341)

Income(loss) before
  income taxes                (2,423)               3,508                                   (1,808)

  Income tax
    benefit (expense)          1,164               (1,476)                   1,157(d)          845
                            ________              _______                                 ________
Income (loss) before
  extraordinary item         ($1,259)             $ 2,032                                 $   (963)
                             =======              =======                                 ========

Earnings (loss)
  per share, before
  extraordinary item         $  (.16)                                                     $   (.12)
                             =======                                                      ========


 See notes to the Pro Forma Condensed Consolidated Statement of Operations

                      DOSKOCIL COMPANIES INCORPORATED
                 Notes to Pro Forma Condensed Consolidated
                          Statement of Operations



Note 1.   Basis of Presentation

          The pro forma condensed consolidated statement of operations for the six months ended July 2, 1994, has been prepared assuming the Acquisition had been consummated on January 2, 1994, and includes the historical consolidated results of operations of the Company for the six months ended July 2, 1994, and the historical results of Frozen Specialty Foods for the five months ended May 31, 1994. The pro forma combined results of operations are not necessarily indicative of results of operations that would have resulted had the Acquisition actually occurred on January 2, 1994 nor are they necessarily indicative of future results of operations.

          The pro forma combined statement of operations does not give effect to the $1 million extraordinary net loss resulting from the consummation of a new bank term loan and revolving line of credit and related early extinguishment of the existing revolving line of credit.

Note 2.   Pro Forma Adjustments

     (a) To record the net change in depreciation expenses based on the fair value of depreciable assets, versus their historical cost, using the straight line method over their estimated useful lives.

     (b) To record amortization of trademarks over 25 years and goodwill over a period of 40 years, and eliminate amortization of the historical goodwill of Frozen
          Specialty Foods.

     (c) To record additional interest attributable to the increase in bank debt to finance the Acquisition, record amortization of debt issue costs over the term of the new bank debt and eliminate amortization of debt issue costs attributable to debt which was extinguished.

     (d) To record the tax benefit attributable to the net pro forma adjustments based on the statutory (federal and state) tax rate of 40%. The effective tax rate in future years is expected to be in excess of the statutory rate due to non-deductible amortization of previously recorded intangible assets.

     (e) The weighted average number of common and common equivalent shares used in the pro forma earnings per share computation were 7,921,000 (historical).

                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         DOSKOCIL COMPANIES INCORPORATED



                         By:/s/ William L. Brady
                            William L. Brady
                            Vice President and Controller



Dated:  August 18, 1994

                               EXHIBIT INDEX



EXHIBIT
NUMBER                   DESCRIPTION

  1 Balance Sheet of the Frozen Specialty Foods Business (a unit of the Prepared Foods Division of International Multifoods Corporation) as of May 31, 1994 and November 27, 1993 and the related statements of operations and cash flows for the six months ended May 31, 1994 and 1993.